Kraton Performance Polymers First Quarter 2016 Earnings  Presentation April 28, 2016

Disclaimers 1 Forward Looking Statements Some of the statements in this presentation contain forward‐looking statements within the meaning of the Private Securities Litigation  Reform Act of 1995. This presentation includes forward‐looking statements that reflect our plans, beliefs, expectations, and current views  with respect to, among other things, future events and financial performance. Forward‐looking statements are often characterized by the  use of words such as “outlook,” “believes,” “estimates,” “expects,” “projects,” “may,” “intends,” “plans”, “on track”, or “anticipates,” or by  discussions of strategy, plans or intentions, including all matters described on the slide titled “2016 Modeling Assumptions” including, but  not limited to, expectations for revenue, adjusted EBITDA, depreciation and amortization, non‐cash compensation expense, interest  expense, tax provision, capital expenditures, spread between FIFO and ECRC, net debt, anticipated synergies and cost reset savings. All forward‐looking statements in this presentation are made based on management's current expectations and estimates, which involve  known and unknown risks, uncertainties, and other important factors that could cause actual results to differ materially from those  expressed in forward‐looking statements. These risks and uncertainties are more fully described in our latest Annual Report on Form 10‐K,  including but not limited to “Part I, Item 1A. Risk Factors” and “Part II, Item 7. Management’s Discussion and Analysis of Financial Condition  and Results of Operations” therein, and in our other filings with the Securities and Exchange Commission, and include, but are not limited to,  risks related to: the integration of Arizona Chemical (now, AZ Chem Holdings LP); Kraton's ability to repay its indebtedness; Kraton's reliance  on third parties for the provision of significant operating and other services; conditions in the global economy and capital markets;  fluctuations in raw material costs; limitations in the availability of raw materials; competition in Kraton's end‐use markets; and other factors  of which we are currently unaware or deem immaterial.  Readers are cautioned not to place undue reliance on our forward‐looking  statements. Forward‐looking statements speak only as of the date they are made, and we assume no obligation to update such information  in light of new information or future events. Pro Forma Financial Information The unaudited pro forma information presented herein is for information purposes only and is not necessarily indicative of the operating  results that would have occurred had the Arizona Chemical Acquisition been consummated at the beginning of the period, nor is it necessarily indicative of future operating results. The unaudited pro forma amounts above have been calculated after applying Kraton's  accounting policies and adjusting the Arizona Chemical results to reflect (1) the additional depreciation and amortization that would have  been charged assuming the fair value adjustments to property, plant, and equipment and intangible assets had been applied from January 1,  2015; (2) the elimination of historical interest expense for Arizona Chemical as this debt was paid off by the previous owners; (3) the  additional interest expense resulting from the debt issued to fund the Arizona Chemical Acquisition; (4) the elimination of transaction‐related  costs; and (5) an adjustment to tax‐effect the aforementioned unaudited pro forma adjustments using an estimated aggregate statutory  income tax rate of the jurisdiction to which that above adjustments relate. The unaudited pro forma amounts do not include any potential  synergies, cost savings or other expected benefits of the Arizona Chemical Acquisition Kraton First Quarter 2016 Earnings Call

Disclaimers GAAP Disclaimer This presentation includes the use of both GAAP and non‐GAAP financial measures. The non‐GAAP financial measures are EBITDA, Adjusted EBITDA,  Adjusted Gross Profit and Adjusted Net Income attributable to Kraton (or earnings per share). Tables included in this presentation and our earnings  release reconcile each of these non‐GAAP financial measures with the most directly comparable GAAP financial measure.  For additional information on  the impact of the spread between the FIFO basis of accounting and estimated current replacement cost (“ECRC”), see Management’s Discussion and  Analysis of Financial Condition and Results of Operations in our Annual Report on Form 10‐K for the fiscal year ended December 31, 2015. We consider these non‐GAAP financial measures to be important supplemental measures of our performance and believe they are frequently used by  investors, securities analysts and other interested parties in the evaluation of our performance including period‐to‐period comparisons and/or that of  other companies in our industry.  Further, management uses these measures to evaluate operating performance, and our incentive compensation plan  bases incentive compensation payments on our Adjusted EBITDA performance, along with other factors.  These non‐GAAP financial measures have  limitations as analytical tools and in some cases can vary substantially from other measures of our performance.  You should not consider them in  isolation, or as a substitute for analysis of our results under GAAP in the United States.  For EBITDA, which represents net income before interest, taxes,  depreciation and amortization, these limitations include: EBITDA does not reflect the significant interest expense on our debt; EBITDA does not reflect the  significant depreciation and amortization expense associated with our long‐lived assets;  and EBITDA included herein should not be used for purposes of  assessing compliance or non‐compliance with financial covenants under our debt agreements.  The calculation of EBITDA in our debt agreements includes  adjustments, such as extraordinary, non‐recurring or one‐time charges, pro forma cost savings, certain non‐cash items, turnaround costs, and other items  included in the definition of EBITDA in our debt agreements.  Other companies in our industry may calculate EBITDA differently than we do, limiting its  usefulness as a comparative measure.  As an analytical tool, Adjusted  EBITDA is subject to all the limitations applicable to EBITDA.  We prepare Adjusted  EBITDA by eliminating from EBITDA the impact of a number of items we do not consider indicative of our on‐going performance, including the spread  between FIFO and ECRC, but you should be aware that in the future we may incur expenses similar to the adjustments in this presentation.  Our  presentation of Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by unusual or non‐recurring items.  In  addition, due to volatility in raw material prices, Adjusted EBITDA may, and often does, vary substantially from EBITDA and other performance measures,  including net income calculated in accordance with U.S. GAAP; and Adjusted EBITDA may, and often will, vary significantly from EBITDA calculations under  the terms of our debt agreements and should not be used for assessing compliance or non‐compliance with financial covenants under our debt  agreements.  Because of these and other limitations, EBITDA and Adjusted EBITDA should not be considered as a measure of discretionary cash available  to us to invest in the growth of our business.  As a measure of our performance, Adjusted Gross Profit is limited because it often will vary substantially  from gross profit calculated in accordance with U.S. GAAP due to volatility in raw material prices.  Finally, we prepare Adjusted Net Income attributable to  Kraton by eliminating from net income the impact of a number of items we do not consider indicative of our on‐going performance, including the spread  between FIFO and ECRC.  Our presentation of non‐GAAP financial measures and the adjustments made therein should not be construed as an inference  that our future results will be unaffected by unusual or non‐recurring items, and in the future we may incur expenses or charges similar to the  adjustments made in the presentation of our non‐GAAP financial measures. 2Kraton First Quarter 2016 Earnings Call

First Quarter Overview  Polymer segment achieved record Q1 Adjusted  EBITDA(1) of $52.2 million  Arizona Chemical acquisition closed, accretive to  Q1 Adjusted EBITDA(1) by $40.9 million Strong Q1 with record  earnings in our Polymer  Segment Cost reduction and  synergy capture on track  Cost reduction programs are on track to deliver  $25‐$28 million in 2016 and $70 million by 2018   $3.7 million incremental achieved in Q1  Arizona integration synergies are anticipated to  drive savings of $21‐$27 million in 2016, with a plan  to hit $65 million by 2018  $2.9 million achieved in Q1 Clear path for continued debt reduction  Sale of compounding assets reduced debt by $72  million  Expect $500 million reduction in net debt by  12/31/2018 3Kraton First Quarter 2016 Earnings Call (1) See non‐GAAP reconciliations included in the accompanying financial tables for the reconciliation of each non‐GAAP measure to its most directly comparable GAAP measure.

Polymer Segment Achieved Record Q1 Adjusted EBITDA  (1) See non‐GAAP reconciliations included in the accompanying financial tables for the reconciliation of each non‐GAAP measure to its most directly comparable GAAP measure. ($ millions) Q1’16 Q1’15 Change Volume (kT) 75.1 74.4 0.7 Revenues: Cariflex $38.0 $34.8 $3.2 Specialty Polymers 85.0 91.7 (6.6) Performance Products 119.9 134.8 (14.8) Other 0.1 0.1 0.0 Total $243.0 $261.4 $(18.4) Adjusted EBITDA (1) $52.2 $49.2 $3.0 Margin 21.5% 18.8% 270 bps  Q1 2016 Adjusted EBITDA a record Q1 and second  highest quarterly Adjusted EBITDA in company history  Cariflex ‐ volume up 11.8% on higher sales into  surgical glove applications   Specialty Polymers ‐ volume up 1.2% due to increase  in automotive and medical applications net of lower  sales into lubricant additive and personal care  applications  Performance Products ‐ volume flat, with higher sales  into paving & personal care applications offset by  lower volume into adhesive and roofing applications  59% of the portfolio comprised of differentiated  grades as of the TTM period ended March 31, 2016,  compared to 57% in the TTM period ended March 31,  2015 4Kraton First Quarter 2016 Earnings Call Note: May not foot due to rounding

Chemical Segment Generated Margin of 23% in Q1 2016

($ millions)	Q1'16	Q1'15	Change
Volume (kT)	98.2	100.2	(2.0)
Stub adjustment[2]	(3.3)	-	(3.3)
As reported (stub adjusted)	**94.9**	**100.2**	**(5.3)**
Revenues:			
Adhesives	$66.0	$71.5	$(5.5)
Roads & Construction	10.7	$10.6	0.1
Tires	9.2	9.7	(0.5)
Chemical Intermediates	97.8	112.1	(14.2)
Total	**$183.8**	**$204.0**	**$(20.2)**
Stub adjustment[2]	$6.9	-	$6.9
As reported (stub adjusted)	**$176.9**	**$204.0**	**$(27.1)**
Adjusted EBITDA [1] [2]	$40.9		
Margin	*23.1%*		

Note: May not foot due to rounding

- **Adhesives** - sales volume down 5.1% vs. particularly strong Q1'15 which benefited from competitor outage
- **Roads & Construction –** volume up 3.5% on higher sales in Americas due to weather conditions and the passage of the U.S. highway bill, more than offsetting lower sales in Europe
- **Tires -** volume up 1.5% with new qualifications across North America, Europe and Asia compensating for lower sales in South America
- **Chemical Intermediates -** sales volume down 1.2%. Lower pricing on competitive materials, product mix and unfavorable exchange rates led to lower average selling prices which were largely offset by lower cost of goods sold

(1) See non-GAAP reconciliations included in the accompanying financial tables for the reconciliation of each non-GAAP measure to its most directly comparable GAAP measure.
(2) Chemical segment results for the the period January 6, 2016 (the date of the Acquisition Chemical acquisition) through March 31, 2016.

Kraton First Quarter 2016 Earnings Call 5

First Quarter 2016 Operating Results $ in millions 6Kraton First Quarter 2016 Earnings Call (1) Chemical segment results for the the period January 6, 2016 (the date of the Acquisition Chemical acquisition) through March 31, 2016.  (2) See non‐GAAP reconciliations included in the accompanying financial tables for the reconciliation of each non‐GAAP measure to its most directly comparable GAAP measure. Polymer Segment  Despite a challenging comparison given the Q1 2015 raw material environment, Polymer adjusted gross profit per ton(1) of $1,052 is  the second highest in company history  A record first quarter and second highest quarterly Adjusted EBITDA in company history – margin of 21.5%  Achieved $3.7 million of earnings growth through the cost reduction initiatives – $23.1 million cumulative since inception Chemical Segment  Adjusted gross profit per ton(1)  of $625 in Q1 2016   Adjusted EBITDA(2) margin of 23.1% in Q1’2016  Adjusted EBITDA includes turnaround costs and currency headwind of $2.1 million and $1.8 million, respectively  Operational synergies of $1.1 million Consolidated  Adjusted EBITDA margin of 22.2%, accretion from Chemicals segment of 70 basis points  Adjusted EPS(1)  of $0.80, up 5.3% from Q1 2015  $2.9 million of synergies and $3.7 million of cost outs achieved in the first quarter 2016

Reconciliation of Net Income and EPS to Adjusted Net Income and EPS

($ in thousands, except per share amounts)

	Three Months Ended March 31, 2016									
	As Reported	Adjustments								Adjusted
		(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	
Revenue	$ 419,923	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ 419,923
Cost of goods sold	326,105	(180)	—	—	(24,719)	—	—	(19,325)	—	281,881
Gross profit	93,818	180	—	—	24,719	—	—	19,325	—	138,042
Operating expenses:										
Research and development	10,576	—	—	—	—	—	—	—	—	10,576
Selling, general, and administrative	49,862	(4,281)	(7,215)	—	—	—	(840)	—	—	37,526
Depreciation and amortization	30,154		—	—	—	—	—	—	—	30,154
Total operating income	3,226	4,461	7,215	—	24,719	—	840	19,325	—	59,786
Gain on sale of assets	45,251	—	—	—	—	(45,251)	—	—	—	—
Loss on extinguishment of debt	(13,423)	—	—	13,423	—	—	—	—	—	—
Earnings of unconsolidated joint venture	78	—	—	—	—	—	—	—	—	78
Interest expense, net	(33,838)	—	—	—	—	—	—	—	—	(33,838)
Income (loss) before income taxes	1,294	4,461	7,215	13,423	24,719	(45,251)	840	19,325	—	26,026
Income tax benefit (expense)	86,251	(550)	(1,229)	(4,795)	(5,086)	16,164	(142)	(5,295)	(86,631)	(1,313)
Consolidated net income (loss)	87,545	3,911	5,986	8,628	19,633	(29,087)	698	14,030	(86,631)	24,713
Net loss attributable to noncontrolling interest	542	—	—	—	—	—	(349)	—		193
Net income (loss) attributable to Kraton	$ 88,087	$ 3,911	$ 5,986	$ 8,628	$ 19,633	$ (29,087)	$ 349	$ 14,030	$ (86,631)	$ 24,906
Earnings (loss) per common share:										
Basic	$ 2.87	$ 0.13	$ 0.20	$ 0.28	$ 0.64	$ (0.95)	$ 0.01	$ 0.46	$ (2.82)	$ 0.82
Diluted	$ 2.84	$ 0.13	$ 0.20	$ 0.28	$ 0.63	$ (0.94)	$ 0.01	$ 0.45	$ (2.80)	$ 0.80
Weighted average common shares outstanding:										
Basic	30,026	30,026	30,026	30,026	30,026	30,026	30,026	30,026	30,026	30,026
Diluted	30,289	30,289	30,289	30,289	30,289	30,289	30,289	30,289	30,289	30,289

a) Restructuring and other charges.
b) Transaction and acquisition related costs.
c) Loss on extinguishment of debt.
d) Effect of purchase price accounting on inventory valuation.
e) Gain on sale of assets.
f) KFPC startup costs.
g) Spread between FIFO and ECRC.
h) Valuation allowance.

Kraton Giving Innovators Their Edge
Kraton First Quarter 2016 Earnings Call 7

Cost Reduction Initiatives Are Progressing According To Plan

$ in millions


$19
$25-$28
$37-$47
$70
2015
Boiler
Other
2016
2017
2018

Total cost to achieve estimated at $90-$95 million

Manufacturing Optimization

- HSBC facility in Mailiao nearing mechanical completion in Q2'16 with anticipated startup late 2016
- Berre expansion design expected to be complete Q3'16 with anticipated mechanical completion by Q4'17

Asset Productivity

- Belpre boilers operational and we expect to exceed the $10 million annual cost savings target
- Multiple other manufacturing projects

Complexity Reduction

- Cariflex "direct connect" design underway with expected mechanical completion by Q4'17
- Approximately 50 SKU's eliminated to date
- Other inventory reduction initiatives underway

Kraton First Quarter 2016 Earnings Call 8

We Are On Track to Deliver Integration Synergies  Banked $1.8 million in Q1’16  Tracking towards more than $12 million in 2016   Duplicate C‐Suite  Back office consolidation underway  Office space consolidation underway  Lower indirect overhead costs   Banked $1.1 million in Q1’16  Tracking towards $9 ‐ $12 million in 2016  New gas boiler startup (Panama City)  New tank/logistics improvements (Finland)  Yield improvements 2016 2017 2018 Expected G&A Synergies  $12‐$15 $20‐$25 $25 2016 2017 2018 Expected Operational Synergies $9‐$12 $22‐$28 $40 2016 2017 2018 Expected Total Synergies $21‐$27 $42‐$53 $65 Total cost to achieve estimated  at $50‐ $55 million 9Kraton First Quarter 2016 Earnings Call $ in millions

Proceeds From Compounding Sale Applied to Debt Reduction ($ millions) ABL Term  Loan Notes Capital Lease 6.75% Notes KRA Cash KRA  Net Debt JV Debt JV  Cash Consol. Net Debt At December 31, 2015 $     ‐ $          ‐ $       ‐ $  1.6 $350.0 $ 60.7 $     290.9 $ 76.9 $   9.3 $  358.5 Acquisition of Arizona 37.1 1,350.0 440.0 ‐ (350.0) 36.7 1,440.4 ‐ ‐ 1,440.4 Pro forma for Arizona 37.1 1,350.0 440.0 1.6 ‐ 97.4 1,731.3 76.9 9.3 1,798.9 Sale – Compounding Assets ‐ ‐ ‐ ‐ 72.0 (72.0) ‐ ‐ (72.0) Borrowings / (repayments) 12.9 (72.0) ‐ ‐ (59.1) ‐ 14.2 14.2 ‐ Other changes in cash (net) ‐ ‐ ‐ ‐ (42.4) 42.4 ‐ (13.0) 55.4 At March 31, 2016 $ 50.0 $ 1,278.0 $440.0 $   1.6 $  67.9 $  1,701.7 $ 91.1 $ 10.5 $ 1,782.3 10Kraton First Quarter 2016 Earnings Call  First quarter 2016 includes the following cash outlays:  $18 million ‐ transaction and integration costs  $15 million ‐ payment of variable compensation earned in 2015  $  3 million ‐ cost to achieve synergies  Capex of $18.9 million in Q1 2016 (excluding capex associated with the KFPC JV)

Free Cash Flow ‐ Illustration  In addition to steady earnings, there are four key levers to delivering cash:  Deliver cost reductions  Deliver integration synergies  Reduced capital spending requirements  Ability to shield taxes by utilizing net operating loss carryforwards We expect that we will reduce Kraton’s net debt by $500 million by December 31, 2018 $1,265  $500  $(3)  $(360) $(90) $(224)  $(160) $72  Adjusted EBITDA Interest Taxes Base Capex Cost to Achieve Working Capital Compounding Sale Avail. For Debt Reduction Mid‐point of  2016 guidance  range x 3 years  + benefits of  synergies and  cost reset Includes tax  leakage on  compounding  sale Capex Opex Synergy $27       $25 Cost Reset $65       $24 Integration                    $19 $50 million benefit  from complexity  reduction $(53) provision for  inflation 11Kraton First Quarter 2016 Earnings Call

2016 Modeling Assumptions(1) ($ in millions) Revenue $1,800 Adjusted EBITDA(2) $370 ‐ $390 Non‐cash compensation expense $11 Depreciation & amortization $125 ‐ $130 Interest expense  Includes estimated amortization of DFC and accretion of OID totaling approximately $14.0 million $135 ‐ $140 Effective tax rate excluding release of valuation allowance in Q1 2016 20% – 25% Capex  Excludes KFPC capex of approximately $70 million  Excludes capitalized interest of $5 million $100 ‐ $110 Estimated second quarter 2016 negative spread between FIFO and ECRC $15 Estimated net debt at December 31, 2016 Excludes estimated KFPC net debt of approximately $145 million $1,600 Anticipated synergies from Arizona Chemical Acquisition in 2016 $21 ‐ $27 Cost reset initiative savings in 2016 $25 ‐ $28 (1) Management's estimates. These estimates are forward‐looking statements and speak only as of April 28, 2016.  Management assumes no obligation to update these estimates in light of new  information or future events. (2) We have not reconciled Adjusted EBITDA guidance to net income (loss) because we do not provide  guidance for net income (loss)  or for items that we do not consider indicative of our on‐going  performance, including the gain on sale of assets and the spread between FIFO and ECRC, as certain of these items are out of our control and/or cannot be reasonably predicted. Accordingly, a  reconciliation of the non‐GAAP financial measure guidance to the corresponding GAAP measures is not available without unreasonable effort.  Note: Non‐cash compensation expense is excluded in determining Adjusted EBITDA and included in determining Adjusted EPS. 12Kraton First Quarter 2016 Earnings Call

Appendix

Polymers – Revenue by Geography and Product Group
TTM March 31, 2016

CARIFLEX | SPECIALTY POLYMERS | PERFORMANCE PRODUCTS

Revenue by Geography



Americas
1%
EMEA
7%
Asia Pacific
92%



Americas
41%
Asia Pacific
33%
EMEA
26%



Asia Pacific
9%
Americas
46%
EMEA
45%

Revenue by Product Group



Other
1%
Industrial
6%
Medical
94%



Adhsv & coatings
6%
Consumer
5%
Personal Care
9%
Other
28%
Cable Gels
7%
Industrial
9%
Medical
10%
Lubricant additives
13%
Polymod
13%



Industrial
7%
Other
10%
Paving
29%
Pkg & Indust Adhsv
16%
Roofing
17%
Personal Care
20%

Note: May not foot due to rounding

Kraton First Quarter 2016 Earnings Call 14

Americas 54% EMEA 31% Asia Pacific 15% Americas 44% EMEA 55% Asia Pacific 1% Chemicals – Revenue by Geography  TTM March 31, 2016 ADHESIVES TIRES 15Kraton First Quarter 2016 Earnings Call ROADS & CONSTRUCTION CHEMICAL INTERMEDIATES Americas 57% EMEA 35% Asia Pacific 8% Americas 33% EMEA 41% Asia Pacific 26%

Reconciliation of Gross Profit to Adjusted Gross Profit  Columns may not foot due to rounding. 16Kraton First Quarter 2016 Earnings Call ($ in thousands) Three Months Ended March 31, 2016 Three Months  Ended March 31,  2015 Polymer Chemical Total Polymer Gross profit $ 65,525 $ 28,293 $ 93,818 $ 46,561 Add (deduct): Restructuring and other charges (a) 31 149 180 28 Effect of purchase price accounting on  inventory valuation (b) — 24,719 24,719 — Production downtime — — — (157 Non‐cash compensation expense 185 — 185 157 Spread between FIFO and ECRC 13,228 6,097 19,325 33,408 Adjusted gross profit $ 78,969 $ 59,258 $ 138,227 $ 79,997 Sales volume (Kilotons) 75.1 94.9 170.0 74.4 Adjusted gross profit per ton $1,052 $625 $813 $1,075

Reconciliation of Net Loss and EPS to Adjusted Net Income and EPS

($ in thousands, except per share amounts)

	Three Months Ended March 31, 2015						
	As Reported	Restructuring	Transaction and Acquisition	Production Downtime	KFPC Startup Costs	FIFO TO ECRC Adjustment	Adjusted
Revenue	$ 261,429	$ —	$ —	$ —	$ —	$ —	$ 261,429
Cost of goods sold	214,868	(28)	—	156	—	(33,408)	181,588
Gross profit	46,561	28	—	(156)	—	33,408	79,841
Operating expenses:							
Research and development	7,947	—	—	—	—	—	7,947
Selling, general, and administrative	26,949	(791)	(328)	(48)	(452)	—	25,330
Depreciation and amortization	15,296		—	—	—	—	15,296
Total operating income	(3,631)	819	328	(108)	452	33,408	31,268
Gain on sale of assets	—	—	—	—	—	—	—
Loss on extinguishment of debt	—	—	—	—	—	—	—
Earnings of unconsolidated joint venture	76	—	—	—	—	—	76
Interest expense, net	(6,120)	—	—	—	—	—	(6,120)
Income (loss) before income taxes	(9,675)	819	328	(108)	452	33,408	25,224
Income tax benefit (expense)	(66)	(26)	(7)	2	(76)	(984)	(1,157)
Consolidated net income (loss)	(9,741)	793	321	(106)	376	32,424	24,067
Net loss attributable to noncontrolling interest	285	—	—	—	(188)	—	97
Net income (loss) attributable to Kraton	$ (9,456)	$ 793	$ 321	$ (106)	$ 188	$ 32,424	$ 24,164
Earnings (loss) per common share:							
Basic	(0.30)	0.03	0.01	—	0.01	1.03	0.78
Diluted	(0.30)	0.02	0.01	—	0.01	1.02	0.76
Weighted average common shares outstanding:							
Basic	31,067	31,067	31,067	31,067	31,067	31,067	31,067
Diluted	31,067	31,371	31,371	31,371	31,371	31,371	31,371

Kraton Giving Innovators Their Edge
Kraton First Quarter 2016 Earnings Call 17

Reconciliation of Operating Income (Loss) to EBITDA and Adjusted  EBITDA 18Kraton First Quarter 2016 Earnings Call ($ thousands) Three Months Ended March 31, 2016 Three  Months  Ended  March 31,  2015 Polymers Chemicals Total Polymers Operating income (loss) 13,946 (10,720) 3,226 (3,631) Add (deduct): Depreciation and amortization 14,592 15,562 30,154 15,296 Gain on sale of assets 45,251 — 45,251 — Loss on extinguishment of debt (13,423) — (13,423) — Earnings of unconsolidated joint venture 78 78 76 EBITDA 60,444 4,842 65,286 11,741 Add (deduct): Restructuring and other charges (a) 165 4,296 4,461 819 Transaction and acquisition related costs (b) 6,312 903 7,215 328 Gain on sale of assets (45,251) — (45,251) — Loss on extinguishment of debt 13,423 — 13,423 — Effect of purchase price accounting on inventory valuation 24,719 24,719 — Production downtime (c) — — — (108) KFPC startup costs (d) 840 — 840 452 Non‐cash compensation expense (e) 3,083 — 3,083 2,609 Spread between FIFO and ECRC 13,228 6,097 19,325 33,408 Adjusted EBITDA $ 52,244 $ 40,857 $ 93,101 $ 49,249 a) Severance expenses, professional fees, and other restructuring related charges which are primarily recorded in selling, general, and administrative expenses. b) Charges related to the evaluation of acquisition transactions which are recorded in selling, general, and administrative expenses.  c) In 2015, the reduction in costs is due to additional insurance recovery related to the Belpre, Ohio, production downtime, which is primarily recorded in cost of goods  sold.  d) Startup costs related to the joint venture company, KFPC, which are recorded in selling, general, and administrative expenses. e) For the three months ended March 31, 2016 and 2015, respectively, $2.7 million and $2.2 million is recorded in selling, general and administrative expenses, $0.2 million  and $0.2 million is recorded in research and development expenses, and $0.2 million and $0.2 million is recorded in cost of goods sold.